                             AGREEMENT OF SUBLEASE
                             ---------------------

                               (Residence Inn)

          THIS AGREEMENT OF SUBLEASE ("SUBLEASE") is entered into this _____ day of December, 1998, but effective for all purposes as of January 1, 1999, by and between HMH HPT RESIDENCE INN, INC., a Delaware corporation having its principal office at __________________________________ ("LANDLORD"), and _____________, a
Delaware limited liability company having its principal office at 10400 Fernwood Road, Bethesda, Maryland 20817 ("TENANT").

                              W I T N E S S E T H:

          WHEREAS, pursuant to those certain lease agreements dated April 4, 1996, by and between HPTRI Corporation, a Delaware corporation ("PRIME LANDLORD") and Landlord (collectively, the "PRIME LEASE"), listed on Schedule 1 attached hereto, Landlord has leased property commonly known as the "Residence Inn" hotels (individually, a "Hotel" and collectively, the "Hotels") located at the locations listed on Schedule 2 attached hereto (collectively, the "LEASED PROPERTY");

          WHEREAS, Tenant desires to sublease from Landlord and Landlord desires to sublease to Tenant the Leased Property upon the terms and conditions set forth herein;

          NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1.  Definitions.  Capitalized terms not defined herein shall have the
              -----------
meanings ascribed to such terms in the Prime Lease.

          2.  Leased Property.  Subject to the written consent of the Prime
              ---------------
Landlord, Landlord hereby subleases to Tenant, and Tenant hereby subleases from Landlord, for the term and upon the conditions hereinafter provided, the Leased Property.

          3.  Term.
              ----
          (a) The term of this Sublease shall be for a period commencing January 1, 1999, provided that the Prime Landlord has given its consent to this Sublease (the "COMMENCEMENT DATE"), and, as to each of the Hotels, expiring on the day immediately prior to the expiration date of the Prime Lease with respect to such Hotel (the "EXPIRATION DATE"). If Landlord has not notified Tenant on or before the Commencement Date that Prime Landlord has given its consent, this Sublease shall automatically terminate and be of no further force and effect.

          (b) The term of this Sublease shall automatically be extended for an Extended Term in accordance with Section 2.4 of the Prime Lease unless either
(i) Landlord provides written notice to Tenant, not less than twenty-four (24) months prior to the scheduled expiration date of the then-current term hereof, that Landlord has elected not to renew the Prime Lease with respect to all, but not less than all, of the Residence Inn hotels subject to the Prime Lease, or
(ii) Tenant provides written notice to Landlord, not less than twenty-eight with respect to all, but not less than all, of the Residence Inn hotels subject to the Prime Lease, (28) months prior to the scheduled expiration date of the then current term hereof, that Tenant has elected to terminate this Sublease with respect to all, but not less than all, of the Residence Inn hotels subject to this Sublease.

          4.  Use.  Tenant shall use and occupy the Leased Property solely as a
              ---
limited service hotel in accordance with Article 4 of the Prime Lease, and for
                                         ---------
no other purpose without the prior written consent of Landlord.

          5.  Rent. (a) Tenant shall pay rent in an amount equal to (i) the
              ----
Minimum Rent due under the Prime Lease plus (ii) percentage rent as set forth and described on Schedule 3 attached hereto and made a part hereof ("Rent"),
                 ----------
which Rent shall be prorated on a per diem basis for any partial month.

              (b) The obligations of Tenant to pay rent [on an annual aggregate basis] under this Sublease shall be guaranteed by Crestline Capital Corporation ("CCC") up to a maximum amount of $____ [allocable portion of $5,000,000], pursuant a Pool Guarantee of even date herewith by CCC for the benefit of Landlord (the "Residence Inn Pool Guarantee").

          6.  Obligations Under the Prime Lease.
              ---------------------------------

              (a)  Except as expressly set forth herein and on Schedule 4
                                                               ----------
attached hereto and made a part hereof, the terms, provisions, covenants, and conditions of the Prime Lease shall be applicable to the Sublease with the same force and effect as if fully set forth herein at length, and as if Landlord were the lessor under the Prime Lease and Tenant were the lessee thereunder. Tenant shall be required, however, to pay only the Rent provided for in Section 5 above and on Schedule 3 hereto and not the amounts of rent, additional rent and other
       ----------
charges payable by the lessee pursuant to the Prime Lease. As between the parties hereto, except as expressly set forth herein and on Schedule 4 attached
                                                            ----------
hereto and made a part hereof, Tenant hereby assumes all of the obligations of Landlord, as the lessee, under the Prime Lease. Landlord shall have all of the rights of the lessor under the Prime Lease as against Tenant and, as between the parties hereto, Landlord agrees to observe and perform the terms, provisions, covenants and conditions on its part to be observed and performed hereunder and to use its commercially reasonable efforts to cause Prime Landlord to observe and perform those applicable terms, provisions, covenants and conditions to be observed and performed by the lessor under the Prime Lease.

              (b) Any notices required to be given by Tenant to Prime Landlord under the Prime Lease shall be given to Landlord not less than five (5) days prior to the deadline for such notice under the Prime Lease.

              (c) Any notice and cure period required to be provided to Tenant under Article 12 of the Prime Lease shall be reduced by five (5) days for purposes of this Sublease.

              (d) Notwithstanding the provisions of Section 4.3 of the Prime Lease to the contrary, any liability or obligation of the tenant thereunder shall be borne two-thirds (2/3) by Landlord and one-third (1/3) by Tenant unless such liability or obligation shall have been caused by the gross negligence or willful misconduct of Landlord (in which case Landlord shall bear the entire such cost) or Tenant (in which case Tenant shall bear the entire such cost).

          7.  Termination of Sublease.
              -----------------------

              (a) In addition to the rights and remedies set forth in Article 12 of the Prime Lease, Landlord shall have the right to terminate the Sublease at any time upon not less than sixty (60) days prior written notice to Tenant, effective upon a date specified by Landlord which is on or after the effective date of a Tax Law Change. Landlord shall be entitled to terminate this Sublease by reason of a Tax Law Change with respect to all, but not less than all, of the Residence Inn hotels subject to this Sublease, other than to the extent that this Sublease relates to a property that Host Marriott Corporation ("Host REIT"), Host Marriott, L.P. ("Host

O.P.") or any wholly owned subsidiary thereof cannot own, following such Tax Law Change, without incurring potential adverse effects for Host REIT, Host O.P. or such subsidiary, unless such property is subject to a lease or sublease. Effective upon such date, this Sublease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Sublease, and all Rent shall be adjusted as of the termination date. (The term "TAX LAW CHANGE" shall mean any change in the Code (including, without limitation, a change in the Treasury regulations promulgated thereunder), or in the judicial or administrative interpretations of the Code, which in Landlord's determination will permit Landlord, Host REIT, Host O.P. or another entity in which Host REIT or Host O.P. owns substantially all of the economic interests to operate the Leased Property as a hotel without adversely affecting Host REIT's qualification for taxation as a real estate investment trust under applicable Code provisions). In such event, Landlord shall pay to Tenant the fair market value of Tenant's leasehold estate hereunder as of the termination date of this Sublease which shall be deemed to equal the net present value of the annual income to Tenant for the remainder of the term of this Sublease (the "Fair Market Value"). For the purposes of determining the Fair Market Value for purposes of this Section 7(a), a discount rate of five percent (5%) per annum will be used, and the annual income for the remainder of the term hereof will be assumed to be equal to the average Tenant's Operating Profit generated during the three (3) Fiscal Years immediately preceding the termination date, or if three (3) Fiscal Years have not elapsed since the Commencement Date, the average during the preceding Fiscal Years that have elapsed (with the annual income for each of such Fiscal Years escalated from the end of each such Fiscal Year to the date of determination at the rate of inflation before such average is determined), provided that this amount shall be determined on a pro forma basis if the Leased Property has not operated as a hotel for at least the preceding twelve (12) months.

          (b) (i)   In the event that Landlord elects to terminate this Sublease due to an Event of Default by Tenant, no termination fee shall be payable to Tenant by Landlord unless (A) Landlord shall terminate this Sublease more than twelve (12) months after the occurrence of such Event of Default, and (B) CCC shall fully perform its obligations under the Residence Inn Pool Guarantee, in which event Landlord shall pay to Tenant a termination fee calculated as set forth in Section 7(a) above.

          (ii) As used herein, "Tenant's Operating Profit" shall equal for any Fiscal Year the amount equal to revenues due to Tenant from the Leased Property after the payment of all expenses relating to the operation or leasing of the Leased Property less Rent paid to Landlord, but in any event not less than $1.00.

          8.  Subordination.  This Sublease is subject and subordinate to the
              -------------
Prime Lease and to the matters to which the Prime Lease is or shall be subject or subordinate.

          9.  Prime Landlord's Right to Enter into a Direct Lease with Tenant;
              ----------------------------------------------------------------
Prime Landlord's Right to Receive Rent Directly from Tenant.  In the event of
-----------------------------------------------------------
termination of the Prime Lease or reentry or dispossession of Landlord by Prime Landlord under the Prime Lease, Prime Landlord may, at its option, terminate this Sublease or take over and assume all of the right, title, interest and obligations of Landlord hereunder, and Tenant shall, at Prime Landlord's option, attorn to Prime Landlord, provided that neither Prime Landlord nor any Hotel Mortgagee, as holder of a mortgage or as Prime Landlord under the Prime Lease, if such mortgagee has succeeded to that position, shall (i) be liable for any act or omission of Landlord under this Sublease, (ii) be subject to any credit, counterclaim, offset or defense which theretofore accrued to Tenant against Landlord, (iii) be bound by any previous modification of this Sublease not consented to in writing by Prime Landlord or by any previous prepayment of more than one (1) month's Rent, (iv) be bound by any covenant of Landlord to undertake or complete any construction of the Leased Property or any portion thereof, except to the extent required by the Prime Lease, (v) be required to account for any security deposit of the Tenant other than any security deposit actually delivered to Prime Landlord by Landlord, (vi) be bound by any obligation to make any payment to Tenant or grant any credits, except for services, repairs, maintenance and restoration provided for under this Sublease or the Prime Lease that are performed after the date of such attornment, (vii) be responsible for any monies owing by Landlord to the credit of Tenant, or
(viii) be required to remove any Person occupying any portion of the Leased Property. In the event that Tenant receives a written Notice from Prime Landlord or any Hotel Mortgagee stating that an Event of Default has occurred and is continuing under the Prime Lease, Tenant shall thereafter be obligated to pay all rentals accruing under this Sublease directly to the party giving such Notice, or as such party may direct. All rentals received from Tenant by Prime Landlord or the Hotel Mortgagee, as the case may be, shall be credited against the amounts owing by Landlord under the Prime Lease. Tenant shall, at the request of Prime Landlord, execute a suitable instrument in confirmation of such agreement to attorn.

         10.  Notices.
              -------

              (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Sublease shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with computer generated acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

              (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Sublease upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Sublease a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

              (c)  All such notices shall be addressed:

                         if to Landlord to:

                              HMH HPT Residence Inn, Inc.
                              c/o Host Marriott Corporation
                              10400 Fernwood Road
                              Bethesda, Maryland 20817
                              Attn:
                                   ---------------------------------

                         with a copy (which shall not constitute notice) to:

                              Host Marriott Corporation
                              10400 Fernwood Road
                              Bethesda, Maryland 20817
                              Attn: General Counsel

                         If to Tenant to:

                              --------------------------------------
                              c/o Crestline Capital Corporation
                              10400 Fernwood Road
                              Bethesda, Maryland 20817
                              Attn:  General Counsel
                         with a copy (which shall not constitute notice) to:

                              Crestline Capital Corporation
                              10400 Fernwood Road
                              Bethesda, Maryland 20817
                              Attn: Bruce Stemerman

               (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Sublease to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

          11.  Surrender.  Upon the Expiration Date or the earlier termination
               ---------
of this Sublease, Tenant shall quit the Leased Property and surrender it to Landlord in accordance with the terms of the Prime Lease.

          12.  Brokers.  Landlord and Tenant warrant and represent to each other
               -------
that no broker brought about this transaction or dealt with either party in connection herewith.

          13.  General Provisions.
               ------------------

               (a)  Benefit and Burden. The covenants, conditions, agreements,
                    ------------------
terms and provisions herein contained shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective personal representatives, successors, heirs, executors, administrators and assigns.

               (b)  Governing Law. It is the intention of the parties hereto
                    -------------
that this Sublease (and the terms and provisions hereof) shall be construed and enforced in accordance with the laws of the State of Maryland.

               (c)  Entire Agreement. This Sublease contains the final and
                    ----------------
entire agreement between the parties hereto, and they shall not be bound by any terms, statements, conditions or representations, oral or written, express or implied, not herein contained.

               (d)  Conflicts Between this Sublease and the Prime Lease. With
                    ---------------------------------------------------
respect to the relationship between Landlord and Tenant, the terms and conditions of this Sublease shall take precedence with respect to any conflict between the terms and conditions contained herein and the terms and conditions of the Prime Lease. Nothing herein shall be construed in any way to affect the rights and obligations of Landlord and the Prime Landlord under the Prime Lease.

               (e)  Captions.  The captions throughout this Sublease are for
                    --------
convenience of reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Sublease, nor in any way effect this Sublease.

          (f) Singular and Plural.  Wherever appropriate herein, the singular
              -------------------
includes the plural and the plural includes the singular.

          (g) Counterparts.  This Sublease may be executed in several
              ------------
counterparts, but all counterparts shall constitute but one and the same instrument.

          (h) No Recordation.  Neither this Sublease nor any short-form
              --------------
memorandum or version hereof shall be recorded by either party.

          (i) Assignment.  Without the prior written consent of Landlord [and
              ----------
Prime Landlord, to the extent required under the terms of the Prime Lease], this Lease shall not be assigned, nor shall the Leased Property be further sublet, except to an Affiliated Person of Tenant. No such assignment or subletting shall relieve Tenant of its obligations hereunder.

          IN WITNESS WHEREOF, Landlord and Tenant have each executed this Sublease on the day and year first hereinabove written.


                              LANDLORD
                              --------

                              HMH HPT RESIDENCE INN, INC.

                              BY:
                                 -----------------------------------
                              NAME:
                                   ---------------------------------
                              TITLE:
                                    --------------------------------

                              TENANT:
                              ------

                              --------------------------------------

                              BY:
                                 -----------------------------------
                              NAME:
                                   ---------------------------------
                              TITLE:
                                    --------------------------------

                                  Schedule 1



                              List of Prime Leases
                              --------------------

                                  Schedule 1


                              List of Prime Leases
                              --------------------

                                  Schedule 2
                                  ----------

                                Leased Property
                                ---------------

                                  Schedule 3
                                  ----------

                                Percentage Rent
                                ---------------



     Tenant shall pay to Landlord Percentage Rent in an amount and upon terms as follows:



                         [Percentage Rent Calculation]